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                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES
FB


                             RIVA BANCSHARES, INC.
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                              CUSIP 768018 103

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT


IS THE OWNER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF


                             RIVA BANCSHARES, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                     [SEAL]
      /S/ DANIEL R. SILLS                          /S/ RICHARD C. JENSEN
    SECRETARY AND TREASURER                PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
          UMB BANK, KANSAS CITY, MISSOURI
                    TRANSFER AGENT
                    AND REGISTRAR


BY:

AUTHORIZED SIGNATURE



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                             RIVA BANCSHARES, INC.


    THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND
WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH CLASS AND SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINE, AND THE AUTHORITY OF THE DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM -as tenants in common                                         UNIF GIFT MIN ACT-          Custodian
    TEN ENT -as tenants by the entireties                                                   ----------         ----------
    JT TEN  -as joint tenants with right                                                     (Cust)             (Minor)
             of survivorship and not as tenants                                             under Uniform Gifts to Minors
             in common                                                                      Act
                                                                                               --------------------------
                                                                                                         (State)

                           Additional abbreviations may also be used though not in the above list.


For value received,                                                                     hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                                                                       shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                      Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date
    ------------------------

                            --------------------------------------------------------------------------------------------------
                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                            CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                   SIGNATURE(S) GUARANTEED:
                                           -----------------------------------------------------------------------------------
                                           THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                           STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                                            AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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